SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

______________

Date of report (date of earliest event reported):
March 28, 2002

LML PAYMENT SYSTEMS INC.
(Exact name of Registrant as specified in charter)

Yukon Territory (State or other jurisdiction of incorporation or organization)	0-13959 (Commission File No.)	###-##-#### (I.R.S. Employer Identification No.)	6099 (Primary Standard Industrial Classification Code)

1680-1140 West Pender Street
Vancouver, B.C. V6E 4G1
(Address of principal executive offices)

______________

(604) 689-4440
(Registrant's telephone number, including area code)

______________

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 2, 2002, LML Payment Systems Inc. ("LML" or the "Corporation") announced that the Board of Directors and its Audit Committee decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Corporation's independent accountants. The Corporation received and accepted Arthur Andersen's resignation effective March 28, 2002. The Corporation has engaged Ernst & Young, LLP Chartered Accountants ("Ernst & Young") to audit the Corporation's financial statements for the year ending March 31, 2002 effective March 28, 2002.

Arthur Andersen has represented the Corporation as its independent accountants during the fiscal year ending March 31, 2001. Prior to this, Dale, Matheson Carr-Hilton Chartered Accountants ("Dale Matheson") represented the Corporation as its independent accountants during the fiscal year ended March 31, 2000. Arthur Andersen's report on the financial statements of the Corporation for the most recent fiscal year, for which Arthur Andersen was the Corporation's independent auditors, as well as Dale Matheson's report on the financial statements of the Corporation for the fiscal year ended March 31, 2000 for which Dale Matheson was the Corporation's independent auditors, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the most recent fiscal year and any subsequent interim periods preceding the date of this report there were no:

    disagreements between the Corporation and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years.

    reportable events involving Arthur Andersen that would have required disclosure under Item 304(a) (1) (v) of Regulation S-K.

    written or oral consultations between the Corporation and Ernst & Young regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on the Corporation's financial statements that was considered an important factor by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304 (a)(2) of Regulation S-K.

The Corporation requested and received from Arthur Andersen a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements set forth above, in connection with this filing. A copy of that letter, dated March 28, 2002 is attached as Exhibit 16 with this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16. Letter of Arthur Andersen addressed to the Securities and Exchange Commission dated March 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By:/s/ Carolyn Mosher
Carolyn Mosher
Corporate Secretary

Date: April 2, 2002